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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2007

PANTHEON CHINA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52275	20-4665079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3106B, Office Tower A, Beijing Fortune Plaza 7 Dongsanhuan Zhonglu, Chaoyang District, Beijing 100020, China
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:      86-10-85322720

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Pantheon China Acquisition Corp. (the “Company”) has been informed by EarlyBirdCapital, Inc., the representative of the underwriters in the Company’s initial public offering, that holders of the Company’s units can separately trade the common stock and warrants included in such units commencing on or about January 17, 2007. The common stock and warrants will be quoted on the OTC Bulletin Board under the symbols PCQC and PCQCW, respectively.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit 99.1	Press release dated January 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANTHEON CHINA ACQUISITION CORP.

Dated: January 16, 2007	By:	/s/ Mark D. Chen
Mark D. Chen
Chief Executive Officer